UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32085	36-4392754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart, Suite 2024

Chicago, IL 60654

Registrant’s telephone number, including area code 1-866-358-6869

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 hereto is an Investor Presentation dated February 2008, which is incorporated herein by reference.

This information is being furnished pursuant to Item 9 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by Allscripts Healthcare Solutions, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to page 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

ITEM 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

99.1	Investor Presentation dated February 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: February 26, 2008	By:	/S/ WILLIAM J. DAVIS
William J. Davis Chief Financial Officer

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EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

99.1	Investor Presentation dated February 2008.